Independent Auditors' Consent

We consent to the  incorporation by reference in this  Post-Effective  Amendment
No. 11 to  Registration  Statement  No.  33-57430  of American  Century  Premium
Reserves,  Inc. on Form N-1A of our reports dated May 5, 2000,  appearing in the
Annual Reports of the three funds comprising  American Century Premium Reserves,
Inc.  for the year ended March 31,  2000,  and to the  reference to us under the caption  "Financial  Highlights"  in the  Prospectus,  which  is a part  of such
Registration Statement.

/s/Deloitte & Touche LLP

Kansas City, Missouri
July 25, 2000